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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Nord Pacific Limited

(Name of Registrant as Specified In Its Charter)

Nord Resources Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Nord Resources Corporation
PO Box 384, Dragoon, AZ 85609
Tel: (520) 586-2241 Fax: (520) 586-7020

FOR IMMEDIATE RELEASE

News Release

2003 Annual Meeting of Shareholders of Nord Pacific Limited
Adjourned to
Saturday, April 12, 2003, at 1:00 PM
Sheraton Old Town Inn, 800 Rio Grande Blvd., NW, Albuquerque, NM

     Dragoon, AZ (February 25, 2003) — Nord Resources Corporation (OTCBB: NRDS) announced today that the 2003 Annual Meeting of the shareholders of Nord Pacific Limited has been adjourned to Saturday, April 12, 2003, at 1:00 PM, at the Sheraton Old Town Inn, 800 Rio Grande Boulevard, NW, Albuquerque, New Mexico 87104.

     The adjournment was approved by a majority vote of those Nord Pacific Limited shareholders present in person or represented by proxy on February 15, 2003 at the originally scheduled 2003 Annual Meeting, at which a quorum was not present.

     Nord Resources Corporation, together with Ronald A. Hirsch, filed a Definitive Proxy Statement with the Securities and Exchange Commission on February 10, 2003, and thereafter caused copies of the Definitive Proxy Statement to be distributed to those shareholders of record whose names and addresses were made available by Nord Pacific Limited. Nord Resources Corporation and Mr. Hirsch intend to continue to solicit proxies for the 2003 Annual Meeting of the shareholders of Nord Pacific Limited.

NORD PACIFIC LIMITED SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE PROXY STATEMENT AND FORM OF PROXY MAY BE OBTAINED FREE FROM NORD RESOURCES CORPORATION BY REQUEST DIRECTED TO NORD RESOURCES CORPORATION, P.O. BOX 384, DRAGOON, ARIZONA, USA, 85609, TELEPHONE (520) 586-2241, FAX (520) 586-7020. A COPY OF THE PROXY STATEMENT ALSO IS AVAILABLE ON THE NORD RESOURCES WEBSITE: www.nordresources.com. A COPY OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS MAY BE OBTAINED, FREE, FROM THE WEBSITE MAINTAINED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE S.E.C. WEBSITE ADDRESS IS www.sec.gov.

Statements in this press release regarding Nord Resources Corporation and its business that are not historical facts, if any, are “forward-looking statements”. These forward-looking statements involve risks and uncertainties and their accuracy cannot be guaranteed.

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CONTACT:	John Champagne
Phone: (520) 586-2241